VOYA SERIES FUND, INC.

Voya Global Diversified Payment Fund

(the “Fund”)

Supplement dated September 30, 2019

to the Fund’s current Statement of Additional Information

dated February 28, 2019

(the “SAI”)

On September 12, 2019, the Fund’s Board of Directors approved changes to the Voya funds’ policy with respect to the Fund’s disclosure of portfolio holdings.

Effective September 30, 2019, the Fund’s SAI is revised as follows:

1.	The second paragraph of the section entitled “Disclosure of The Fund’s Portfolio Securities” is deleted and replaced with the following:

In addition, the Fund posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month-end.

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